UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Intelsat S.A.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 17, 2020. Meeting Information INTELSAT S.A. Meeting Type: Annual General Meeting For holders as of: April 17, 2020 Date: June 17, 2020 Time: 4:00 p.m. (CET) You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. P40256 See proxy the materials reverse and side voting of this instructions. notice to obtain D15755—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: LETTER OF MEETING    PROXY STATEMENT                ANNUAL REPORT TO SHAREHOLDERS How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 2, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. P40256 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. D15756—

Voting Items The Board of Directors recommends you vote FOR the following proposals: 6. Approval of Director Remuneration for the 1. Approval of Statutory Stand-Alone Financial Year 2020 Statements 7. Approval of Re-appointment of Independent 2. Approval of Consolidated Financial Statements Registered Accounting Firm (see notice for further details) 3. Approval of Allocation of Annual Results 8. Approval of Share Repurchases and Treasury Share Holdings (see notice for further details) 4. Approval of Grant of Discharge to Directors for 9. Advisory Vote on Compensation of Named Performance Executive Officers 5. Re-election of Two Directors: The Board of Directors recommends you vote EVERY 1 YEAR on the following proposal: 5a. Justin Bateman 10. Advisory Vote on the Frequency of Future 5b. Raymond Svider Shareholder Advisory Votes on Approval of Compensation of Named Executive Officers NOTE: Such other business as may properly come before the meeting or any adjournment thereof.—P40256 D15757

Voting Instructions - P40256 D15758